Exhibit 99.4

CONSOLIDATED FINANCIAL STATEMENTS AND

INDEPENDENT AUDITORS’ REPORT

ELECTRIC MACHINERY ENTERPRISES, INC. AND SUBSIDIARY

December 31, 2001

TABLE OF CONTENTS

INDEPENDENT AUDITORS’ REPORT	3

FINANCIAL STATEMENTS

Consolidated Balance Sheet	4 - 5

Consolidated Statement of Earnings	6

Consolidated Statement of Changes in Stockholders’ Equity	7

Consolidated Statement of Cash Flows	8 - 9

Notes to Consolidated Financial Statements	10 - 17

SUPPLEMENTAL INFORMATION	18

Independent Auditors’ Report on Supplemental Information	19

Schedule of Consolidated Selling, General and Administrative Expenses	20

Schedule of Open Contracts	21

Schedule of Closed Contracts	22

Schedule of Time and Material Job Activity	23

INDEPENDENT AUDITORS’ REPORT

Board of Directors

Electric Machinery Enterprises, Inc. and Subsidiary

We have audited the consolidated balance sheet of Electric Machinery Enterprises, Inc. and Subsidiary (collectively, the “Company”) as of December 31, 2001, and the related consolidated statements of earnings, changes in stockholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Electric Machinery Enterprises, Inc. and Subsidiary, as of December 31, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Tampa, Florida

March 28, 2002

2203 NORTH LOIS AVENUE•SUITE 700•POST OFFICE BOX 25177•TAMPA, FLORIDA 33622•(813) 875-7774 FAX (813) 874-6785

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED BALANCE SHEET

December 31, 2001

ASSETS

CURRENT ASSETS
Cash and cash equivalents (notes A4 and A10)	$468,631

Contract receivables (notes A6, C and E)
Billed	10,309,862
Unbilled	4,738,744
Retainage	2,549,436

17,598,042

Notes and other receivables (note B)	174,783

Costs and estimated earnings in excess of billings on uncompleted contracts (notes A5 and C)	1,926,624

Inventory (notes A7 and E)	2,284,715

Prepaid expenses	83,223

Total current assets	22,536,018

PROPERTY, PLANT AND EQUIPMENT - at cost, less accumulated depreciation (notes A8, D, E and F)	3,059,807

INVESTMENTS
Real estate held for future use	838,511
Cash surrender value of life insurance policies (net of $144,366 of loans payable)	93,866
Investments - deferred compensation (note K)	276,387
Investment in partnership	36,077

1,244,841

OTHER ASSETS
Deferred tax asset (notes A9 and G)	210,000
Other	50,367

260,367

$27,101,033

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED BALANCE SHEET

December 31, 2001

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Notes payable (note E)	$5,023,338
Current maturities of long-term debt (note F)	245,052
Accounts payable	4,952,541
Billings in excess of costs and estimated earnings on uncompleted contracts (notes A5 and C)	1,400,744
Accrued expenses	360,308
Income taxes payable (notes A9 and G)	189,382

Total current liabilities	12,171,365

LONG-TERM DEBT, less current maturities (note F)	4,642,527

DEFERRED COMPENSATION (note K)	276,387

COMMITMENTS AND CONTINGENCIES (note H)	—

Total liabilities	17,090,279

STOCKHOLDERS’ EQUITY
Common stock
Class A - voting stock, $.01 par value, 10,000,000 shares authorized, 1,417,872 shares issued and outstanding	14,179
Class B - non-voting stock, $.01 par value, 10,000,000 shares authorized, 1,093,539 shares issued and outstanding	10,935
Paid-in capital in excess of par value	4,186,503
Retained earnings	6,663,727

10,875,344
Less 39,865 shares of common stock in treasury at cost (note J)	(864,590)

Total stockholders’ equity	10,010,754

$27,101,033

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED STATEMENT OF EARNINGS

For the year ended December 31, 2001

Earned revenues (note A5)	$51,923,963

Cost of earned revenues (note A5)	42,154,635

Gross profit	9,769,328

Selling, general and administrative expenses	8,939,819

Operating profit	829,509

Other income (expense)
Interest expense	(726,812)
Interest income	57,462
Miscellaneous	276,803
Profit sharing (note J)	(54,236)

(446,783)

Earnings before income taxes	382,726

Provision for income taxes (notes A9 and G)
Current expense	(13,640)
Deferred expense	(12,000)

(25,640)

NET EARNINGS	$357,086

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

For the year ended December 31, 2001

	Class A Stock	Class B Stock	Additional Capital	Common Earnings	Treasury	Total
Balance at December 31, 2000	$14,179	$10,935	$4,186,503	$6,306,641	$(124,984)	$10,393,274
Cost of 30,332 shares acquired for treasury	—	—	—	—	(739,606)	(739,606)
Net earnings	—	—	—	357,086	—	357,086

	$14,179	$10,935	$4,186,503	$6,663,727	$(864,590)	$10,010,754

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2001

Cash flows from operating activities
Net earnings	$357,086

Adjustments to reconcile net earnings to net cash provided by operating activities
Gain on sale of assets	(29,402)
Depreciation and amortization	650,485
Increase in inventory	(55,867)
Decrease in accounts receivable	5,789,249
Increase in retirement arrangement	(18,980)
Increase in prepaid expenses and other assets	16,496
Decrease in deferred tax asset	12,000
Net decrease in billings in excess of costs and estimated earnings on uncompleted contracts	(1,820,964)
Decrease in accounts payable	(3,123,577)
Decrease in accrued expenses and deferred compensation	(443,146)
Decrease in income taxes payable	(280,271)

Total adjustments	696,023

Net cash provided by operations	1,053,109

Cash flows from investing activities
Decrease in equity of partnership investment	3,038
Proceeds from sale of property and equipment	67,000
Property and equipment additions	(360,120)

Net cash used by investing activities	(290,082)

Cash flows from financing activities
Net decrease in notes receivable	707,423
Net payments on bank lines of credit	(1,432,407)
Proceeds from long-term debt	1,441,981
Payments on long-term debt	(884,225)
Purchase of treasury stock	(739,606)

Net cash used by financing activities	(906,834)

Net decrease in cash and cash equivalents	(143,807)

Cash and cash equivalents at beginning of year	612,438

Cash and cash equivalents at end of year	$468,631

Electric Machinery Enterprises, Inc. and Subsidiary

CONSOLIDATED STATEMENT OF CASH FLOWS - CONTINUED

For the year ended December 31, 2001

Supplemental disclosures of cash flow information
Cash paid during the year
Interest	$752,500

Income taxes	$268,392

The accompanying notes are an integral part of this consolidated statement.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2001

NOTE A - DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A description of the Company and a summary of the significant accounting policies consistently applied in the preparation of the accompanying consolidated financial statements follows:

1. Description of the Business

Electric Machinery Enterprises, Inc., (“EME”), located in Tampa, Florida, is engaged primarily in the electrical construction of industrial and commercial buildings, providing services to a wide variety of clients in the United States and abroad. EME, through an operating division, is involved in the construction of towers used in the cellular telephone industry. EME’s construction contracts are typically twelve months or less, but may involve a longer duration of time depending upon the nature and size of the project. EME Modular Structures, Inc., a wholly owned subsidiary of EME, is engaged in the construction of concrete modular buildings.

2. Principles of Consolidation

The financial statements include the consolidated accounts of Electric Machinery Enterprises, Inc. and its subsidiary, EME Modular Structures, Inc. (collectively, the “Company”). All significant intercompany transactions and accounts have been eliminated.

3. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

4. Cash and Cash Equivalents

Cash and cash equivalents are comprised of highly liquid instruments with original maturities of three months or less. The cash balance includes no cash equivalents at December 31, 2001.

5. Revenue Recognition

Revenue on long-term contracts is recorded on the basis of the Company’s estimates of the percentage-of-completion of individual contracts, measured for each contract by the percentage of costs incurred-to-date to estimated total costs at completion (cost to cost method). As these long-term contracts extend over one or more years, revisions in costs and profits estimated during the course of the work are recorded in the accounting period in which the facts requiring their revision become known. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss on the contract is recognized.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2001

NOTE A - DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

6. Contracts Receivable

The Company considers contracts receivable to be fully collectible, accordingly, no allowance for doubtful accounts is required. If amounts become uncollectible, they will be charged to operations when that determination is made.

7. Inventory

Inventory is stated at the lower of cost or market, determined by the first-in, first-out method.

8. Depreciation and Amortization

Depreciation is provided using both accelerated and straight-line methods over the estimated useful lives of the related assets, ranging from 3 to 39 years. Leasehold improvements are amortized over the shorter of the term of the lease or the useful life of the asset.

9. Income Taxes

The Company accounts for certain items differently for financial reporting purposes than for federal income tax purposes and makes appropriate provisions for deferred taxes in recognition of the temporary and permanent differences. The principal difference relates to deferred compensation payments and nondeductible meals and entertainment.

10. Concentrations of Credit Risk

Cash balances are maintained in financial institutions. Occasionally, deposits exceed amounts insured by the Federal Deposit Insurance Corporation. Accordingly, the Company places its cash with banks it considers to be high credit quality financial institutions.

NOTE B - NOTES AND OTHER RECEIVABLES

Notes and other receivables consisted of the following at December 31, 2001:

Demand notes receivable, interest ranging from 5.25% to 11%, unsecured	$155,228
Other receivables	19,555

$174,783

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2001

NOTE C - CONTRACTS IN PROGRESS

Uncompleted contracts at December 31, 2001 are summarized as follows:

Costs incurred on uncompleted contracts	$30,368,816
Estimated earnings on uncompleted contracts	9,775,710

40,144,526
Less billings to date	39,618,646

$525,880

These components are included on the balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$1,926,624
Billings in excess of costs and estimated earnings on uncompleted contracts	1,400,744

$525,880

Included in the total contract receivable balance of $17,598,042 is approximately $6.9 million of receivables related to contracts currently undergoing legal action with payment contingent on the outcome of these legal proceedings. The Company’s management and legal counsel are of the opinion the outcome of the legal actions will be favorable. Any amounts originally recorded in receivables that upon further discovery become uncollectible will be written off at the time such determination is made.

NOTE D - PROPERTY, PLANT AND EQUIPMENT

Property, plant and equipment consisted of the following at December 31, 2001:

Land	$87,328
Buildings	1,861,315
Leasehold improvements	825,529
Equipment	2,104,600
Vehicles	1,557,414
Furnishings and fixtures	105,332

6,541,518
Less accumulated depreciation and amortization	3,481,711

$3,059,807

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2001

NOTE E - NOTES PAYABLE

Notes payable consisted of the following at December 31, 2001:

Bank line of credit of $7,500,000, interest payable monthly at prime (4.75% at December 31, 2001), due June 2002, secured by contracts receivable, inventory and equipment	$5,023,338

NOTE F - LONG-TERM DEBT

Long-term debt consisted of the following at December 31, 2001:

Note payable to individual, interest payable monthly at 12%, principal payments of $50,000 annually, at option of payee, unamortized principal balance due March 2005, secured by partnership interest and real estate	$317,253
Mortgage payable to bank, monthly principal payments of $6,250 plus interest at prime (4.75% at December 31, 2001), secured by real estate, due October 2003	887,500
Note payable to related individual, interest payable quarterly at 9.5%, balance due October 2004, unsecured	53,458
Note payable to related individual, interest payable at 8%, due January 2003, unsecured	360,000
Note payable to related individual, interest payable at 8%, due May 2003, unsecured	200,000
Installment notes payable to various banks and finance companies, monthly payments of approximately $12,000 including interest ranging from 6.75% to 15.08%, secured by equipment	312,195
Mortgage payable to bank, monthly principal payments of $749 plus interest at 8.10%, secured by real estate	398,260
Note payable to related company, interest payable monthly at prime (4.75% at December 31, 2001) plus .25%, due October 2004, unsecured	234,000

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2001

NOTE F - LONG-TERM DEBT - Continued

Note payable to related individuals, interest payable monthly at prime (4.75% at December 31, 2002) plus .25%, due December 2004, unsecured	100,000
Mortgage payable to bank, monthly payments of $2,700, including interest at the bank’s prime index (6% at December 31, 2001) plus 2%, due September 2006, secured by real estate	179,668
Note payable to related individuals, interest payable at prime (4.75% at December 31, 2001) plus 1%, due December 2004, unsecured	236,000
Note payable to related company, monthly principal payments of $2,145 plus interest at prime (4.75% at December 31, 2001) plus .25%, due May 2010, unsecured	1,609,245

4,887,579
Less current maturities	245,052

$4,642,527

Interest expense during the year ended December 31, 2001 included approximately $219,000 to the above referenced related company and individuals.

Principal maturities on long-term debt are as follows:

December 31,
2002	$245,052
2003	1,856,712
2004	430,445
2005	403,129
2006	139,925
Thereafter	1,812,316

$4,887,579

NOTE G - INCOME TAXES

The Financial Accounting Standards Board adopted Statement of Financial Accounting Standards (SFAS) No. 109, accounting for income taxes. The standard supersedes substantially all existing authoritative literature for accounting for income taxes.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2001

NOTE G - INCOME TAXES - Continued

The calculation under (SFAS) No. 109 results in a net deferred tax asset of $210,000 as of December 31, 2001. Following is a summary of the components of the deferred tax asset:

Deferred tax asset due to future income tax benefits from deferred compensation arrangements	$94,000
Deferred tax asset due to future state income tax benefits from net operating loss carryforwards of Electric Machinery Enterprises, Inc. and Subsidiary (net of allowance of $7,000)	116,000

$210,000

The difference in the provision for federal income taxes from that obtained by applying normal corporate rates to income before taxes is due principally to the differences in deferred compensation and on nondeductible meals and entertainment expenses. Following is a summary of the effect on operations of this difference:

Current Expense

Current income tax provision	$130,127
Income tax effect of non-deductible expenses	78,639
Income tax effect of temporary differences	7,098
Change in estimate of prior year tax provision	(202,224)

$13,640

Deferred Expense

Decrease in deferred tax asset due to utilization of state net operating loss carryforwards of Electric Machinery Enterprises, Inc. and Subsidiary	$(32,000)

Increase in deferred tax asset due to future benefits of temporary differences of Electric Machinery Enterprises, Inc. and Subsidiary	3,000

Decrease in valuation allowance of deferred tax asset	17,000

$(12,000)

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2001

NOTE G - INCOME TAXES - Continued

The Company has available approximately $2.3 million in net operating loss carryforwards available to offset future State of Florida taxable income expiring by 2007. The tax benefit of these operating loss carryforwards is recorded in the balance sheet as a deferred tax asset.

NOTE H - COMMITMENTS AND CONTINGENCIES

1. Lease Commitments

The Company leases vehicles under noncancelable operating leases for periods up to three years. In addition, the Company conducts its operations in a facility leased from a related corporation owned by stockholders of Electric Machinery Enterprises, Inc.

Total rent expense for the year ended December 31, 2001 was approximately $760,000 of which approximately $584,000 was for the facility leased from a related corporation.

Approximate future minimum rentals on noncancellable leases at December 31, 2001 are as follows:

Year ending December 31,
2002	$816,000
2003	786,000
2004	683,000
2005	633,000
2006	633,000
Thereafter	5,379,000

$8,930,000

2. Contingencies

The Company is involved in other legal actions and proceedings, however, no actions exist which, in management’s opinion, would have a material effect on the Company’s financial position. See note C for a discussion of legal actions related to contract receivables.

NOTE I - RETIREMENT PLAN

The Company adopted a 401(k) savings plan effective January 1, 1997. The plan covers all employees who are at least 18 years of age with one or more years of service. The Company did not make any discretionary contributions for the year ended December 31, 2001.

Electric Machinery Enterprises, Inc. and Subsidiary

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

December 31, 2001

NOTE J - EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

Effective January 1997, the EME Employee Stock Ownership Plan and Trust (the “Plan”) enables employees of the Company to share in the growth of the Company through the acquisition of stock. Employees of the Company are generally eligible to participate in the Plan after one year of service and attainment of age 18, provided they worked at least 1,000 hours during such Plan year and are employed on the last working day of the Plan year.

The Plan provides for the Company, at the discretion of its Board of Directors, to make contributions up to the maximum amount permitted under the Internal Revenue Code, as amended. The Company contributed approximately $54,000 to the Plan during the year ended December 31, 2001.

The Plan purchased 116,117 shares of Class A Common Stock of EME for $2,500,000, valued by a third party hired by the Company. The Company agreed to issue the shares of stock to the Plan in exchange for a note, payable in annual installments for a period of five years beginning December 1999.

The Company repurchased 28,466 shares of stock from the Plan at a price of $707,423, during the year ended December 31, 2001, effectively canceling the note receivable due from the Plan.

Additionally, during the year ended December 31, 2001, the Company purchased 1,866 shares from the Plan relating to the first right of refusal on the shares of stock assigned to employees who left the Company. These shares were repurchased at a price of $17.25 each (as valued by a third party hired by the Company), for a total cost of $32,183.

NOTE K - DEFERRED COMPENSATION

The Company has a non-qualified deferred compensation arrangement with members of executive management under which future benefits are funded through investments in mutual funds and deferred annuities. At December 31, 2001, EME had investments in mutual funds and deferred annuities totaling $276,387 to pay deferred compensation liabilities of $276,387. Total amounts paid under such arrangements, which are deductible by the Company for tax purposes, amounted to $2,744 for the year ended December 31, 2001. Total deferred compensation expense amounted to $12,245 for the year ended December 31, 2001.

SUPPLEMENTAL INFORMATION

INDEPENDENT AUDITORS’ REPORT ON SUPPLEMENTAL INFORMATION

Board of Directors

Electric Machinery Enterprises, Inc. and Subsidiary

Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole of Electric Machinery Enterprises, Inc. and Subsidiary for the year ended December 31, 2001. The supplemental information presented hereinafter is presented for purposes of additional analysis and is not a required part of the basic consolidated financial statements. Such information has been subjected to the audit procedures applied in the audit of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic consolidated financial statements taken as a whole.

Tampa, Florida

March 28, 2002

2203 NORTH LOIS AVENUE•SUITE 700•POST OFFICE BOX 25177•TAMPA, FLORIDA 33622•(813) 875-7774 FAX (813) 874-6785

Electric Machinery Enterprises, Inc. and Subsidiary

SCHEDULE OF CONSOLIDATED SELLING, GENERAL AND

ADMINISTRATIVE EXPENSES

For the year ended December 31, 2001

Advertising and promotion	$70,591
Auto and truck expenses	382,634
Bad debts	910,170
Bank charges	22,475
Contract Services	264,354
Contributions	5,375
Deferred compensation	12,245
Depreciation and amortization	73,582
Dues and subscriptions	31,453
Electricity and water	139,927
Rents	759,618
Freight and postage	11,332
Insurance	1,338,978
Laboratory testing	21,859
Legal and accounting	938,881
Licenses	26,315
Loan costs	29,180
Miscellaneous	114,951
Office supplies	267,291
Repairs and maintenance	70,972
Salaries and bonuses	3,971,606
Taxes	448,225
Telephone	373,533
Training and education	62,114
Travel	78,430
Retirement benefits administration	59,782
Less burden allocated to cost of sales	(1,546,054)

$8,939,819

Electric Machinery Enterprises, Inc. and Subsidiaries

SCHEDULE OF OPEN CONTRACTS

December 31, 2001

Contract Description	Estimated Contract Price	Total Estimated Costs	Est. Gross Profit (Loss) at Completion	Contract Costs to Date	Percent Complete to Date	Profit (Loss) to Date	Profit (Loss) Prior Year	Profit (Loss) Current	Total Billings to Date	Billings in Excess of Costs and Estimated Earnings	Costs and Estimated Earnings in Excess of Billings
T.B.W. Surface Water DBO	$4,793,179	$3,756,736	$1,036,443	$897,682	23.90%	$247,710	$13,017	$234,693	$1,299,673	$(154,281)	$—
H.Lee Moffitt Cancer Center	1,486,161	679,482	806,679	645,404	94.98%	766,184	24,929	741,255	1,395,796	—	15,792
T.B.W. Ground Water DBB	1,169,382	907,191	262,191	394,467	43.48%	114,001	6,404	107,597	814,707	(306,239)	—
St. Pete Jr. College	1,696,857	1,413,965	282,892	1,396,136	98.74%	279,328	28,021	251,307	1,696,857	(21,393)	—
TBW Alafia River Pump St.	802,757	628,696	174,061	34,127	5.43%	9,452	—	9,452	32,372	—	11,207
St. Croix Airport	3,082,674	2,581,018	501,656	2,559,018	99.15%	497,392	654,397	(157,005)	2,999,638	—	56,772
Venice WWTP Expansion	1,439,614	1,005,706	433,908	599,978	59.66%	258,870	—	258,870	827,947	—	30,901
Ritz-Club & Expan. St. Thomas, VI	2,881,252	2,132,047	749,205	877,953	41.18%	308,523	—	308,523	1,013,154	—	173,322
Nina Harris ESE Center	950,722	697,093	253,629	436,419	62.61%	158,797	—	158,797	576,209	—	19,007
Ritz Power & Com. St. Thomas, VI	1,142,952	602,064	540,888	579,797	96.30%	520,875	—	520,875	1,102,290	(1,618)	—
Weston Hotel, St. John	530,506	332,750	197,756	240,979	72.42%	143,215	—	143,215	482,212	(98,018)	—
Teleplace	202,061	95,146	106,915	95,146	100.00%	106,915	38	106,877	202,061	—	—
OCC Phase Five-Orl Conv. Ctr.	11,807,192	8,833,773	2,973,419	1,481,991	16.78%	498,940	—	498,940	1,328,830	—	652,101
OCC Systems, Division 17	2,371,535	1,831,253	540,282	122,911	6.71%	36,253	—	36,253	630,440	(471,276)	—
Emerald Bay	404,600	357,823	46,777	225,221	62.94%	29,441	—	29,441	200,907	—	53,755
SJH Central Energy Plant	988,598	742,346	246,252	729,356	98.25%	241,943	328,289	(86,346)	988,598	(17,299)	—
Ritz-Carlton Sarasota	5,285,409	5,235,291	50,118	5,234,375	99.98%	50,108	276,202	(226,094)	4,854,746	—	429,737
Uniroyal Phase II	1,714,593	1,236,076	478,517	1,218,474	98.58%	471,722	4,327	467,395	1,631,111	—	59,085
Ritz Sarasota Condos	1,188,223	1,172,799	15,424	1,154,454	98.44%	15,183	—	15,183	1,097,423	—	72,214

Total	$43,938,267	$34,241,255	$9,697,012	$18,923,888		$4,754,852	$1,335,624	$3,419,228	$23,174,971	$(1,070,124)	$1,573,893

Electric Machinery Enterprises, Inc. and Subsidiary

SCHEDULE OF CLOSED CONTRACTS

December 31 2001

Contract Description	Contract Price	Direct Costs to Date	Profit (Loss) to Date	Profit (Loss) Prior Year	Profit (Loss) Current	Total Billings to Date	Billings in Excess of Costs and Estimated Earnings	Costs and Estimated Earnings in Excess of Billings
McKay Bay Grounding	$88,131	$40,921	$47,210	$10,724	$36,486	$88,131	$—	$—
McKay Bay Cogen Plant	201,266	131,011	70,255	24,428	45,827	201,266	—	—
18th St. Pump Station	67,000	23,062	43,938	—	43,938	67,000	—	—
Moffitt Cancer & Research	21,351	3,868	17,483	—	17,483	21,351	—	—
Lincoln Middle School - Base	912,701	654,250	258,451	243,426	15,025	912,701	—	—
Tarpon Springs High School	28,700	13,247	15,453	15,501	(48)	28,700	—	—
Bay Point Elementary	891,629	683,642	207,987	73,630	134,357	891,629	—	—
S.A.C. Terminal Building VI	1,708,201	1,316,821	391,380	352,035	39,345	1,708,201	—	—
Pop City Entertainment	340,283	262,073	78,210	10,250	67,960	340,283	—	—
Lucayan Building C BAH	5,749,365	4,928,174	821,191	310,654	510,537	5,749,365	—	—
ITC Delta Comm	744,004	440,808	303,196	247,893	55,303	744,004	—	—
Level III Park Tower	810,653	389,392	421,261	139,920	281,341	810,653	—	—
E-Pic 12th & 13th Floors	580,401	330,831	249,570	150,430	99,140	580,401	—	—
AT&T Website	3,216,625	2,001,860	1,214,765	645,836	568,929	3,216,625	—	—
Maitland Promenade II	1,404,817	835,912	568,905	23,529	545,376	1,404,817	—	—
Maitland Promenade II Garage	142,755	109,119	33,636	1,358	32,278	142,755	—	—
John Hancock Insurance	902,435	627,502	274,933	26,755	248,178	902,435	—	—
Northdale Executive Center, Inc.	202,178	141,605	60,573	670	59,903	202,178	—	—
Marriott Vacation Call Center	837,308	632,437	204,871	—	204,871	837,308	—	—
Star Tenant	673,678	545,325	128,353	—	128,353	673,678	—	—
Merck Temp. Power	34,500	23,098	11,402	—	11,402	34,500	—	—
Merck Core Scope	612,516	203,550	408,966	—	408,966	612,516	—	—
Merck Tenant Scope	3,488,555	2,798,748	689,807	—	689,807	3,488,555	—	—
Merck Parking Garage	300,191	183,652	116,539	—	116,539	300,191	—	—
Southern Wine & Spirits	221,276	112,333	108,943	—	108,943	221,276	—	—
Cogent Comm Switch Site	92,373	66,096	26,277	—	26,277	92,373	—	—
Progress Energy	408,498	279,733	128,765	—	128,765	408,498	—	—
Sandy Lane Hotel	22,944,219	17,090,475	5,853,744	5,914,511	(60,767)	22,944,219	—	—
Sandy Lane Cabling System	1,574,317	1,342,953	231,364	120,059	111,305	1,574,317	—	—
Sandy Lane-Fred McGilvray, Inc.	472,909	340,000	132,909	143,395	(10,486)	472,909	—	—
St. Pete/Clearwater Airport	721,114	607,233	113,881	114,665	(784)	721,114	—	—
Key West Nutrient Plant	500,401	341,299	159,102	4,200	154,902	500,401	—	—
Van Wezel Arts Hall	1,260,448	2,128,330	(867,882)	(787,713)	(80,169)	1,260,448	—	—

Total	$52,154,798	$39,629,360	$12,525,438	$7,786,156	$4,739,282	$52,154,798	$—	$—

Electric Machinery Enterprises, Inc. and Subsidiary

SCHEDULE OF TIME AND MATERIAL JOB ACTIVITY

December 31, 2001

	Job Revenue	Direct Costs	Profit	Billings	Billings in Excess of Costs and Estimated Earnings	Costs and Estimated Earnings in Excess of Billings
2001 TIME AND MATERIAL JOB ACTIVITY	$16,465,786	$11,444,928	$5,020,858	$16,443,675	$330,619	$352,730